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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                October 13, 2000


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)



     Louisiana                          0-22992                   72-1106167
State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


           8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809
             (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On October 5, 2000, The Shaw Group Inc. (the "Company") and Stone & Webster, Incorporated, Stone & Webster Group Limited and Stone & Webster Canada Limited (collectively, the "Selling Shareholders") entered into a purchase agreement with the underwriters named therein to sell 4,600,000 shares of the Company's common stock, no par value per share, including an overallotment option of 600,000 shares of the Company's common stock.

Item 7(c).  Exhibits.

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

1.1 Purchase Agreement among The Shaw Group Inc., the selling shareholders named therein and the Underwriters named therein dated as of October 5, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SHAW GROUP INC.
                                            (Registrant)

Date:      October 13, 2000             By: /s/ Gary P. Graphia
                                        ----------------------------------------
                                        Gary P. Graphia
                                        Secretary
                                           and General Counsel




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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                               October 13, 2000


    Exhibit Number                    Description
    --------------                    -----------

         1.1 Purchase Agreement among The Shaw Group Inc., the selling shareholders named therein and the Underwriters named therein dated as of October 5, 2000.